EXHIBIT 99.337

LG&E/Perot Systems Potential Joint Business Opportunities Retail Systems and Settlements & Clearing Agency Relationship Concept March 27, 1998 (March 25th Draft version) Revised & w/ LEM Comments and responses

More Questions we have for Friday's meeting; finding a fit with what we each have already invested in 1. If Buckets 1-3 are eliminated is there a role for LEM other than financial?-must plead ignorance- what is LEM? 2. Is there a cost avoidance service that leverages RAS as well as Bucket X- let's discuss so I understand the ? 3. Bucket 0 utilizes RAS CIS and meter capabilities-this bucket DOES utilize elements of LES, but it is not necessary to include the meter capabilities(think of back office) 4. Does Bucket X require you have 100% market share- is it a directive service won by winning ISOs or is it sold on value in avoided costs and low value transaction mgmt?NO, it is not. But the "sell" is different.

OBJECTIVES Discuss Market & Agree Areas of Shared Interests: LG&E - PSC Discuss Possible Commercial Relationships for LG&E - PSC Discuss & Agree "Go To Market" Approach and Plan Discuss Creation of Interim "Term Sheet" - "Heads of Agreement"

Proposed AGENDA Issues Recap Joint Working Team's Objectives & Where We Stand Today ? Can we eliminate Buckets 2 and 3 and still have meaningful role for LEM?? Define Market Vision of "Buckets 0 and X": "What does the Market/Service Look Like? and, Where are the Shared Interests?" Discuss High Level View of "Go To Market" Plan & Actions: "What's Required to Make It Happen?" Examine Service Design: Critical Skills, Capabilities and, Contributions " Who Brings What to the Table?" Examine Possible Commercial Relationships "LG&E and PSC - What is the Art of the Possible?" Agree Way Forward - "What will we do; who will do it; and, when?"

Team Objectives Recap Charter: LG&E Energy & PSC to qualify a potential business opportunity establishing a Settlements & Clearinghouse service for the de- regulating electricity market. Decision model is seen as a "fast track" process designed to quickly answer the questions: Is this a profitable opportunity where one can make money? Can the companies make money in 1998? What role will RAS play in this proposition? Feb 23rd, March 3rd & 11th: Frame the Proposition March 27th: Agree A Way Forward

What Does the Market/Service Look Like?..... Where are the Shared Interests?..... Meter Utility Distribution Company Customer CUSTOMER MNGT & BILLING Service Order Processing Bill Calculation Cash Processing Customer Mngt A/R Financial Institutions Bill Format Summary Billing Energy Mngt Analysis Electronic Payment USAGE DETAIL UDC CHARGES REMITTANCE BILL DETAIL PAYMENT USAGE HISTORY & COST PAYMENT AUTHORIZATION BUCKET "0" RETAIL SERVICES BILL PRESENTATION & PAYMENT

A Business Model for the JV Can Buckets 0-1-2-3 and X exist within one business structure and leverage common cost drivers? John, we feel very strongly that this is NOT possible Trading & Strategic Optimization Decisions Scheduling & Balancing Passive & Active Intervention Settlements, Clearing & Contract Administration # 1 Bidding # 2 Operations # 3 Back Office Timeframe Trading Day Trading Day +1 Pre Trading Day Process Cycle Power Marketers A ..... B ..... C ..... ....... Profit Maximization Cost Minimization X # 0 Customer Mgmt

What Does the Market/Service Look Like?..... Where are the Shared Interests?..... BUCKET "X" S&C AGENCY SERVICES National Service - Regional Models Business to Business Service 3rd Party (Neutral) Data Quality & Integrity Services Master Registration: Customer/Meter Database & Service Providers Physical Settlements - Correct Assignment & Accounting of End User Customer Electricity Transactions Financial Tracking & Clearing of Transactions

What Does the Market/Service Look Like?..... Where are the Shared Interests?..... BUCKET "2" S&C AGENCY SERVICES Operations Competencies Operations Meter reads NO Forecasting YES ISO comm ? Balancing NO passive PX active agent Congestion mgmt NO Ancillary Services NO Data aggregation/ interfacing with wholesale NO LGE S S S S S S ? ? S Perot ? S S ? ? ? S ? ? # 2 Operations

What Does the Market/Service Look Like?..... Where are the Shared Interests?..... BUCKET "3" S&C AGENCY SERVICES Back Office Competencies Back Office ISO reconciliation ? Customer reconciliation ? Customer billing ? Supplier invoice validation ? Customer service/ 24 hour YES AR//AP ? EFT/EDI YES LGE S S S S M S S Perot S N N N S ? S # 3 Back Office Whether existing elements which are shaped to individual customer needs can be expanded with different functionality and leveraged is uncertain

"Go To Market" Plans & Actions BUCKET "0" RETAIL SVCS Customer Specific "Pull" Market & Competitive Analysis Discrete Discovery - specific opportunity "Opening" Competitive Markets Future ? Service Bureau "Pay as you drink" Franchised Service Infrastructure BUCKET "X" S&A AGENCY Industry Model - Business to Business Service Investments: Finalize Initial Process Review Political/Lobbyist Research Standards Working Groups Design - Physical Settlements Process & E Commerce Infrastructure Design - Financial Settlements &Clearing Process & E Commerce Infrastructure Design & Build Prototype of UNI & USI sys Crafting of Business Consortium - MOU

Retail Systems CRITICAL NEEDS SCORING LG&E PSC Calif Market Knowledge Customer Mngt & Billing RAS Bill Presentation & Payment RAS Clearing & Payments RAS Info & Tech Architecture Design RAS Web Technology Competency RAS ECOS Competency RAS Intellectual Property: Tools/Systems RAS Program Mngt Systems Integration 7x24 Service Operations & Support Customer Svc Bureau/ Help Desk RAS Commercial Bus Design RAS Commercial Leadership RAS Business to Business Enterprise Dsgn Key Customer Relationships NEV New Market maker Participation Funding

Settlements & Clearing Agency CRITICAL NEEDS SCORING LG&E PSC Other Calif Market Knowledge Settlements Expertise ISO Rapid Process Design Competency Clearing & Payments Competency Info & Tech Architecture Design Web Technology Competency ECOS Competency Intellectual Property: Tools/Systems RAS Program Mngt Systems Integration 7x24 Service Operations & Support Customer Svc Bureau/ Help Desk Commercial Bus Design Commercial Leadership Business to Business Enterprise Dsgn Political Influence/Contacts ? Key Customer Relationships NEV Market maker Participation Funding

Settlements & Clearing Background The California Public Utility Commission, in its Decision 97-12-090, dated December 16th, 1997, recognizes the need for creation of services and processes to improve the quality and integrity of retail data needed for a restructured electric marketplace to function. This Decision recognizes the need for: Full and enhanced access and information exchange of customer information between market participants The ability to track various electricity service transactions (physical and financial) covering the ISO controlled grid. Standards to identify each meter instrument and all associated characteristics plus events related to that meter,plus ensuring the retention and survivability of metering information This Decision calls for: The adoption and implementation of a common customer data identifier seen as a "Universal Node Identifier System" (UNI) unique to every node or service delivery point (SDP) on the distribution wires systems of the Utility Distribution Companies (UDC's) thereby creating a unique number to each billable energy path (associating The adoption and implementation of a Universal Identifiers Supplement for unique identification of each meter The possibility of creating a central respository for the the management of information pertaining to meter identification, accuracy testing, maintenance, and meter data usage. And, the Decision suggests that the market may be best served if: An independent third party develops the UNI System and operates this service on an out-source basis to the market An independent third party could compare all scheduled transactions at each SDP to ensure transactions are attributed to the correct SC, ESP and UDC. An independent third party serve as the clearinghouse of metering data and usage information for the market

Settlements & Clearing Agency Construct & Underlying Concepts Overall service design is driven by overarching goal for industry-wide process integration for physical balancing and financial settlements & clearing. Underlying this concept is the design and deployment of a DIGITAL COMMERCE CLEARINGHOUSE to electronically tag, track and, balance electricity transactions covered by the ISO controlled grid. Approach is one to create a DIGITAL COMMERCE MARKETPLACE offering the means for: Setting business-to-business processes, relationships and, transactions to occur electronically Ensuring seamless integration of current and future business processes "Self healing" analysis and intervention to improve results through modification or refinement of business practices, targeted education and/or training and, other actions. Concepts align with creation of a VALUE WEB linking together businesses to: produce efficiencies; ensure collaboration between processes and technology; and, to deliver simplicity to the participants through integration with legacy and 3rd party systems. Create a KNOWLEDGE BASED SYSTEM serving as a platform for products & services innovation.

S&C AGENCY Customer MSP MDMA ESP SC ISO UDC CA PX Selects Choice Option Polls Customer On Choice Note 1 Assigns UNI & SDP/Registers Choice Election Records UNI & SDP/Registers Choice Election Acquires Customer Submits DASR Processes DASR Records DASR ?Active: Validates Service Coord Arrangements Register w/SC Register w/MSP send USI Register w/MDMA Billing & Svc Argmnts Pricing: $1M build Baseline w/ thresholds Pricing: Per DASR Record/Track Svc Argmnts Record&Send Verification Pricing: Active-reconcile Meter Read Develop Indiv Cust Schedule Store Mirror Image Pricing: Passive: $/store Active-reconcile/ intervention Calif Settlements & Clearing Agency: Future Process Overview (Work-in-Progress) figure no 1 Note 2 NOTES: 1. Possible Master registry of certified ESP, SC's, MSP's, MDMA's 2. Should ALL customers be pre- loaded with UNI and SDP or, only those who elect choice? 3. Should DASR be submitted direct to "AGENCY" for initial review and tracking of status? 3a. Possible point for early analysis/recording of credit 4. Should "AGENCY" act as final verification for all service arrangements in effect? & possible tracking of status? 5. Set "flag" for estimated reading versus an actual read Note3 Note5 Note4

Calif Settlements & Clearing Agency:
Future Process Overview
(Work-in-Progress)
figure no 2



S&C AGENCY
Customer
MSP
MDMA
ESP
SC
ISO
UDC
CA PX
Store Indiv Cust Sched
Note 6
Pricing.
$ Schedule
Actvs. Analysis
Develop Indiv Cust Schedule
Develop &Submit Aggregate Schedule
Receives Multiple ESP Schedules
Applies DLF, Aggregates &Submits
Adjusts Indiv Sched to DLF
Note 7
Receives Multiple SC Schedules
Optimizes Signals Variances
Requests Revision Inputs
ESP Submits Adjustments
Record Adj & Modify Indiv Schedules
Pricing.
Should this be
separate or
bundled w/ached?
Note 8
Submits Revised Aggregate
Note 9
Runs Actual Schedules

NOTES:

6a. How, and at which point will individual customer schedules need be tracked in order to enable later reconciliation with actual ISO run schedules
6b. Possible first event against which to compare credit balances with estimated schedule usage
6c. Should a "scheduling mask" be provided to all participants to facilitate tracking of reconciliation?
7a. Will it be necessary to compute DLF factors at this point or, is there another means to update individual master schedule stored?
7b. How will it be possible to ensure an individual schedule has been accounted for within an aggregated SC schedule?
8a. How will it be possible to track adjustments to master individual schedule made by ESP and SC in response to ISO's signals for optimization?
8b. Will it be necessary to track analysis of actions being undertaken between ISO-PX and UDC's?
8c. Will financial analysis of ESP credit limits versus revisions be valuable?
9. Examine the full process settlements routine from ISO with the view that the AGENCY will have information for reconciliation which may expedite the process as presently designed/envisaged perotsystems™